Exhibit 10.1
INCREMENTAL AGREEMENT NO. 1
THIS INCREMENTAL AGREEMENT NO. 1, dated as of October 21, 2015 (this “Agreement”), is by and among the several Lenders party hereto (each an “Incremental Revolving Credit Commitment Increase Lender” and collectively the “Incremental Revolving Credit Commitment Increase Lenders”), Amsurg Corp., a Tennessee corporation (the “Borrower”), the other Persons party hereto and CITIBANK, N.A., as Administrative Agent.
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of July 16, 2014, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, the Lenders party thereto from time to time, and CITIBANK, N.A., as Administrative Agent;
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may request an Incremental Revolving Credit Commitment Increase and may obtain such an increase by entering into one or more Incremental Agreements with the applicable Incremental Revolving Credit Commitment Increase Lenders; and
WHEREAS, pursuant to this Agreement, the Borrower wishes to obtain a $200,000,000 Incremental Revolving Credit Commitment Increase to be provided by the Incremental Revolving Credit Commitment Increase Lenders party hereto and effective on the Incremental Facility Closing Date (as defined below) pursuant to the terms hereof.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
1.Commitment. Each Incremental Revolving Credit Commitment Increase Lender hereby agrees to commit to provide its respective Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:
Each Incremental Revolving Credit Commitment Increase Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, and that it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and that it is experienced in making loans of such type; (ii) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement it is required to perform as a Lender.

Each Incremental Revolving Credit Commitment Increase Lender hereby agrees to provide its respective Incremental Revolving Credit Commitment on the Joinder Effective Date (as defined below), on the terms and subject to the conditions set forth below.
2.    Conditions to Effectiveness. The effectiveness of this Agreement and the Borrower’s receipt of the Incremental Commitments contemplated hereby (subject to the conditions set forth in Section 3 hereof) is subject to the due execution and delivery of this Agreement by the Borrower, the Guarantors and Grantors, the Administrative Agent and the Incremental Revolving Credit Commitment Increase Lenders (the date of satisfaction of such condition, the “Joinder Effective Date”).
Each party hereto agrees that their respective signatures to this Agreement, once delivered, are irrevocable and may not be withdrawn.
Upon satisfaction of the above “Conditions to Effectiveness” on the Incremental Facility Closing Date, this Agreement shall be a binding agreement among the parties hereto.
3.    Conditions to Availability. Notwithstanding anything to the contrary set forth herein or in the Credit Agreement, no assignments by the Incremental Revolving Credit Commitment Increase Lenders of any Incremental Commitments hereunder shall be permitted, and no Borrowings under the Incremental Commitments hereunder shall be available to the Borrower, until the following conditions are satisfied (the date of satisfaction of such conditions, the “Incremental Facility Closing Date”):
a)no Default or Event of Default shall exist on the Incremental Facility Closing Date before or after giving effect to the effectiveness of such Incremental Revolving Credit Commitment Increase;
b)each of the representations and warranties made by any Credit Party contained herein and in the other Credit Documents shall be true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) with the same effect as though such representations and warranties had been made on and as of the Incremental Facility Closing Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as of such earlier date);
c)the Borrower shall be in compliance, on a Pro Forma Basis, with the Financial Performance Covenants (for the avoidance of doubt, without regard to whether Commitments under the Revolving Credit Facility have been terminated and/or Obligations thereunder are outstanding) as of the last day of the most recently ended fiscal quarter for which financial statements are required to have been delivered pursuant to Section 9.1(a) or 9.1(b) of the Credit Agreement (after giving effect to any Specified Transaction to be consummated in connection with this Agreement and assuming that all Incremental Revolving Credit Commitment Increases then outstanding were fully drawn);

d)the Borrower shall deliver (or cause to be delivered), to the Administrative Agent and the Incremental Revolving Credit Commitment Increase Lenders, the documents referenced in Section 8 below; and
e)the Borrower shall have paid, to the Administrative Agent, for the account of each Incremental Revolving Credit Commitment Increase Lender as of the Incremental Facility Closing Date, the closing fees referenced in Section 4 below.
4.    Closing Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Incremental Revolving Credit Commitment Increase Lender as of the Incremental Facility Closing Date, as fee compensation for such Incremental Revolving Credit Commitment Increase Lender’s commitments hereunder, an amount equal to 0.25% of the aggregate amount of such Incremental Revolving Credit Commitment Increase Lender’s Incremental Commitment.
5.    New Lenders and Pro Rata Reallocations.
a)Each Incremental Revolving Credit Commitment Increase Lender hereunder that is not a “Lender” under the Credit Agreement as of the Incremental Facility Closing Date acknowledges and agrees that upon satisfaction of the conditions in Section 3 of this Agreement, such Incremental Revolving Credit Commitment Increase Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.
b)On the Incremental Facility Closing Date, (i) each Revolving Credit Lender with a Revolving Credit Commitment (immediately prior to giving effect to this Agreement) will automatically and without further act be deemed to have assigned to each Incremental Revolving Credit Commitment Increase Lender providing a portion of the Incremental Revolving Credit Commitment Increase, and each such Incremental Revolving Credit Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (A) participations hereunder in Letters of Credit and (B) participations hereunder in Swingline Loans held by each such Revolving Credit Lender (including each such Incremental Revolving Credit Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Lenders represented by such Revolving Credit Lender's Revolving Credit Commitment. If, on the Incremental Facility Closing Date, there are any Revolving Credit Loans outstanding, such Revolving Credit Loans shall, upon or immediately prior to the effectiveness of such Incremental Revolving Credit Commitment Increase be deemed to be prepaid from the proceeds of additional Revolving Credit Loans made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any unreimbursed compensation to which a Lender is entitled in accordance with Section 2.11 of the Credit Agreement. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. The Revolving Credit Lenders party hereto hereby waive any indemnity claim for break funding costs pursuant to Section 2.10 of the Credit Agreement with respect to any Eurodollar Loan so assigned under this clause.
6.    Credit Agreement Governs. Except as set forth in this Agreement, the Incremental Revolving Credit Commitment Increase contemplated in this Agreement and the loans made pursuant thereto shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.
7.    Borrower’s Certifications. By its execution of this Agreement, the Borrower hereby certifies that, as of the date hereof:
a)no Default or Event of Default exists on the Incremental Facility Closing Date before or after the effectiveness of such Incremental Revolving Credit Commitment Increase;
b)each of the representations and warranties made by any Credit Party contained herein and in the other Credit Documents is true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) with the same effect as though such representations and warranties had been made on and as of the Incremental Facility Closing Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as of such earlier date); and
c)the Borrower is in compliance, on a Pro Forma Basis, with the Financial Performance Covenants (for the avoidance of doubt, without regard to whether Commitments under the Revolving Credit Facility have been terminated and/or Obligations thereunder are outstanding) as of the last day of the most recently ended fiscal quarter for which financial statements are required to have been delivered pursuant to Section 9.1(a) or 9.1(b) of the Credit Agreement (after giving effect to any Specified Transaction to be consummated in connection with this Agreement and assuming that all Incremental Revolving Credit Commitment Increases then outstanding were fully drawn).
8.    Borrower Covenants. By its execution of this Agreement, the Borrower hereby covenants that:
a)the Borrower shall deliver or cause to be delivered to the Administrative Agent one or more customary opinions of legal counsel in respect of the jurisdictions of New York, Delaware, Florida and Tennessee, each in form and substance satisfactory to the Administrative Agent, officer’s certificates (including certificates of “no change”, as applicable) or other documents (including, without limitation, a resolution duly adopted by the Board of Directors of each applicable Credit Party authorizing the Incremental Revolving Credit Commitment Increase, as applicable) reasonably requested by the Administrative Agent.

b)the Borrower shall deliver a duly completed certificate signed by the chief financial officer of the Borrower containing the calculations (in reasonable detail) demonstrating that the Borrower is in compliance, on a Pro Forma Basis, with the Financial Performance Covenants (for the avoidance of doubt, without regard to whether Commitments under the Revolving Credit Facility have been terminated and/or Obligations thereunder are outstanding) as of the last day of the most recently ended fiscal quarter for which financial statements are required to have been delivered pursuant to Section 9.1(a) or 9.1(b) of the Credit Agreement (after giving effect to this Agreement, any Specified Transaction to be consummated in connection with this Agreement and assuming that all Incremental Revolving Credit Commitment Increases then outstanding were fully drawn).
9.    Consent and Reaffirmation; Collateral Matters. Each of the Borrower and each of the Grantors and Guarantors (as applicable) party to the Guarantee, Security Documents and the other Credit Documents, in each case as amended, supplemented or otherwise modified from time to time prior to the date hereof, hereby (i) acknowledges and agrees that all of its obligations under the Guarantee, Security Documents and the other Credit Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (A) each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties and (B) the guaranties made by it pursuant to the Guarantee and (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Grantors contained in the Guarantee and Security Documents are, and shall remain, in full force and effect on and after the Incremental Facility Closing Date.
10.    Eligible Assignee. By its execution of this Agreement, each Incremental Revolving Credit Commitment Increase Lender represents and warrants that it is an Eligible Assignee and insofar as any Incremental Revolving Credit Commitment Increase Lender hereto constitutes an “Additional Lender”, as contemplated in the Credit Agreement, the Administrative Agent hereby provides its consent to such Additional Lender making Incremental Revolving Credit Commitment Increases in accordance with Section 2.14(d) of the Credit Agreement.
11.    Notice. For purposes of the Credit Agreement, the initial notice address of each Incremental Revolving Credit Commitment Increase Lender shall be as set forth below its signature below.
12.    Recordation of the New Loans. Upon the Incremental Facility Closing Date, the Administrative Agent will record in the Register any Loans made under the Incremental Revolving Credit Commitment Increase contemplated in this Agreement.
13.    Amendment, Modification and Waiver. This Agreement may not be amended, restated, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
14.    Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

15.    Governing Law; Jurisdiction; Etc.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
16.    THE PROVISIONS OF SECTIONS 13.13 AND 13.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AND MADE A PART HEREOF.
17.    Credit Document. This Agreement shall constitute a Credit Document under the terms of the Credit Agreement.
18.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
19.    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
20.    USA PATRIOT Act. Each Incremental Revolving Credit Commitment Increase Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Incremental Revolving Credit Commitment Increase Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower and each Guarantor and other information that will allow such Incremental Revolving Credit Commitment Increase Lender or the Administrative Agent, as applicable, to identify the Borrower and each Guarantor in accordance with the Act. The Borrower shall, and shall cause each Guarantor to, promptly following a request by the Administrative Agent or any Incremental Revolving Credit Commitment Increase Lender, provide all documentation and other information that the Administrative Agent or such Incremental Revolving Credit Commitment Increase Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above

[Signature Page to Incremental Agreement No. 1]

CITIBANK, N.A.
as Administrative Agent, Collateral Agent, a Letter of Credit Issuer, Swingline Lender, and a Lender

By:	/s/ Stuart G. Dickson
Name:	Stuart G. Dickson
Title:	Vice President

[Signature Page to Incremental Agreement No. 1]

KeyBank National Association

By:	/s/ David A. Wild
Name:	David A. Wild
Title:	Senior Vice President

Notice Address:	KAS Agency Services
4900 Tiedeman Road
Mail Code - OH-01-49-0114
Brooklyn, OH 44144
Attention:	Antoinette Anders

[Signature Page to Incremental Agreement No. 1]

SunTrust Bank

By:	/s/ Katherine Bass
Name:	Katherine Bass
Title:	Director

Notice Address:	3333 Peachtree Road, NE
7th Floor
Atlanta, GA 30326
Attention:	Katherine Bass

[Signature Page to Incremental Agreement No. 1]

Bank of America, N.A.

By:	/s/ Suzanne B. Smith
Name:	Suzanne B. Smith
Title:	SVP

Notice Address:	414 Union Street
TN1-100-04-17
Nashville, TN 37219-1697
Attention:	Suzanne B. Smith

[Signature Page to Incremental Agreement No. 1]

Wells Fargo Bank, N.A.

By:	/s/ Christopher M. Johnson
Name:	Christopher M. Johnson
Title:	Vice President

Notice Address:	301 S College Street
14th Floor
Charlotte, NC 28202
Attention:	Christopher Johnson

[Signature Page to Incremental Agreement No. 1]

Franklin Synergy Bank

By:	/s/ Lisa Fletcher
Name:	Lisa Fletcher
Title:	Senior Vice President

Notice Address:	722 Columbia Ave.
Franklin, TN 37064
Attention:	Lisa Fletcher

[Signature Page to Incremental Agreement No. 1]

BMO Harris Financing, Inc.

By:	/s/ Joshua Hovermale
Name:	Joshua Hovermale
Title:	Vice President

[Signature Page to Incremental Agreement No. 1]

Compass Bank

By:	/s/ Mark Taylor
Name:	Mark Taylor
Title:	SVP

Notice Address:	15 South 20th St
Birmingham, AL 35233
Attention:	Mark Taylor

[Signature Page to Incremental Agreement No. 1]

GOLDMAN SACHS BANK USA

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Notice Address:	GOLDMAN SACHS BANK USA
200 West Street
New York, NY 10282
Attention:	Michelle Latzoni

[Signature Page to Incremental Agreement No. 1]

BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

[Signature Page to Incremental Agreement No. 1]

Deutsche Bank AG NEW YORK BRANCH

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

If a second signature is necessary:

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

Notice Address:	60 Wall Street, 2nd Floor
New York, NY 10005

[Signature Page to Incremental Agreement No. 1]

FIFTH THIRD BANK

By:	/s/ Vera B. McEvoy
Name:	Vera B. McEvoy
Title:	Vice President

Notice Address:	Fifth Third Bank
National Healthcare Group
424 Church Street #500
Nashville, TN 37219
Attention:	Vera McEvoy

[Signature Page to Incremental Agreement No. 1]

MUFG UNION BANK, N.A.

By:	/s/ Teuta Ghilaga
Name:	Teuta Ghilaga
Title:	Director

Notice Address:	Commercial Loan Operations Supervisor
1980 Saturn Street
Monterey Park, CA 91754
Attention:	Marvin Morales

[Signature Page to Incremental Agreement No. 1]

JPMORGAN CHASE BANK, N.A.

By:	/s/ John A. Horst
Name:	John A. Horst
Title:	Executive Director

[Signature Page to Incremental Agreement No. 1]

JEFFERIES FINANCE LLC

By:	/s/ Brian Buoye
Name:	Brian Buoye
Title:	Managing Director

Notice Address:	Jefferies Finance LLC
520 Madison Avenue
New York, NY 10022
Attention:	Account Officer - AmSurg

[Signature Page to Incremental Agreement No. 1]

Avenue Bank

By:	/s/ Carol S. Titus
Name:	Carol S. Titus
Title:	Senior Vice President

[Signature Page to Incremental Agreement No. 1]

BORROWER:

AMSURG CORP.

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Executive Vice President, Chief Financial Officer, and Secretary

[Signature Page to Incremental Agreement No. 1]

Guarantors/Grantors:

AMSURG HOLDINGS, INC.	AMSURG SCRANTON PA, INC.
AMSURG ANESTHESIA MANAGEMENT	AMSURG ARCADIA CA, INC.
SERVICES, LLC	AMSURG MAIN LINE PA, LLC
AMSURG EC TOPEKA, INC.	AMSURG OAKLAND CA, INC.
AMSURG EC ST. THOMAS, INC.	AMSURG LANCASTER PA, LLC
AMSURG EC BEAUMONT, INC.	AMSURG POTTSVILLE PA, LLC
AMSURG KEC, INC.	AMSURG GLENDORA CA, INC.
AMSURG EC SANTA FE, INC.	AMSURG KISSIMMEE FL, INC.
AMSURG EC WASHINGTON, INC.	AMSURG ALTAMONTE SPRINGS FL, INC.
AMSURG TORRANCE, INC.	NSC RBO EAST, LLC
AMSURG ABILENE, INC.	LONG BEACH NSC, LLC
AMSURG SUNCOAST, INC.	TORRANCE NSC, LLC
AMSURG LA JOLLA, INC.	DAVIS NSC, LLC
AMSURG HILLMONT, INC.	FULLERTON NSC, LLC
AMSURG PALMETTO, INC.	SAN ANTONIO NSC, LLC
AMSURG NORTHWEST FLORIDA, INC.	AUSTIN NSC, LLC
AMSURG OCALA, INC.	TWIN FALLS NSC, LLC
AMSURG MARYVILLE, INC.	KENWOOD NSC, LLC
AMSURG BURBANK, INC.	TOWSON NSC, LLC
AMSURG MELBOURNE, INC.	NSC WEST PALM, LLC
AMSURG EL PASO, INC.	TAMPA BAY NSC, LLC
AMSURG CRYSTAL RIVER, INC.	CORAL SPRINGS NSC, LLC
AMSURG ABILENE EYE, INC.	WESTON NSC, LLC
AMSURG INGLEWOOD, INC.	AMSURG FRESNO CA, INC.
AMSURG SAN ANTONIO TX, INC.	AMSURG COLTON CA, INC.
AMSURG SAN LUIS OBISPO CA, INC.	AMSURG FRESNO ENDOSCOPY, INC.
AMSURG TEMECULA CA, INC.	AMSURG TEMECULA II, INC.
AMSURG ESCONDIDO CA, INC.	AMSURG FINANCE, INC.
SHI II, LLC

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Vice President, Secretary, and Treasurer

By:	/s/ Kevin D. Eastridge
Name:	Kevin D. Eastridge
Title:	Vice President

[Signature Page to Incremental Agreement No. 1]

Guarantors/Grantors:

AUSTIN NSC, L.P.

By:	Austin NSC, LLC,
its general partner

By:	/s/ Clarie M. Gulmi
Name:	Claire M. Gulmi
Title:	Vice President, Secretary and Treasurer

By:	/s/ Kevin D. Eastridge
Name:	Kevin D. Eastridge
Title:	Vice President

WILTON NSC, LLC

By:	AmSurg Holdings, Inc.,
as sole member of Wilton NSC, LLC

By:	/s/ Clarie M. Gulmi
Name:	Claire M. Gulmi
Title:	Vice President, Secretary and Treasurer

By:	/s/ Kevin D. Eastridge
Name:	Kevin D. Eastridge
Title:	Vice President

[Signature Page to Incremental Agreement No. 1]

Guarantors/Grantors:

F&S APEX, INC.
F&S RADIOLOGY, P.C.
FRANKLIN & SEIDELMANN, INC.
FSH RADIOLOGY, INC.

By:	/s/ Maria Rodriguez
Name:	Maria Rodriguez
Title:	Senior Vice President, Secretary and Treasurer

SHERIDAN EMERGENCY PHYSICIAN SERVICES OF GEORGIA, LLC
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF SOUTH CAROLINA, P.A.

By:	/s/ Paul Anthony Andrulonis
Name:	Paul Anthony Andrulonis
Title:	President, Secretary and Treasurer

SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF COLORADO, P.C.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF NEW JERSEY, P.C.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF NORTH CAROLINA, P.A.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF SOUTH CAROLINA, P.A.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF TENNESSEE, P.C.

By:	/s/ M. Richard Auerbach
Name:	M. Richard Auerbach
Title:	President, Secretary and Treasurer

CORAL ANESTHESIA ASSOCIATES, INC.
PAIN PHYSICIANS OF CENTRAL FLORIDA, P.A.

By:	/s/ Andrew J. Greenfield
Name:	Andrew J. Greenfield
Title:	President, Secretary and Treasurer

PARTNERS IN MEDICAL BILLING, INC.

By:	/s/ Jillian Marcus
Name:	Jillian Marcus
Title:	President, Secretary and Treasurer

[Signature Page to Incremental Agreement No. 1]

Guarantors/Grantors:

PHYSICIAN OFFICE PARTNERS, INC.

By:	/s/ Robert Davey
Name:	Robert Davey
Title:	President, Secretary and Treasurer

[Signature Page to Incremental Agreement No. 1]

Guarantors/Grantors:

CALIFORNIA HEALTHCARE SPECIALISTS, INC., F/K/A
ANESTHESIA AND PAIN MANAGEMENT SERVICES OF CALIFORNIA, INC.
ANESTHESIOLOGY OF JUPITER, P.A.
MEDICAL ANESTHESIA CONSULTANTS MEDICAL GROUP, INC.
MEDICAL EMERGENCY CONSULTANTS OF CALIFORNIA, INC.
NEW JERSEY HEALTHCARE SPECIALISTS, P.C.
NORTH TEXAS PERINATAL ASSOCIATES, P.A.
SHERIDAN ACQUISITION ASSOCIATES II, P.A.
SHERIDAN ACQUISITION ASSOCIATES, P.A.
SHERIDAN ANESTHESIA SERVICES OF MARYLAND, P.C.
SHERIDAN ANESTHESIA SERVICES OF MINNESOTA, P.C.
SHERIDAN CRITICAL CARE SERVICES, P.A.
SHERIDAN HEALTHCARE OF ARKANSAS, P.A.
SHERIDAN HEALTHCARE OF CONNECTICUT, P.C.
SHERIDAN HEALTHCARE OF MASSACHUSETTS, P.C.
SHERIDAN HEALTHCARE OF NORTH TEXAS, P.A.
SHERIDAN HEALTHCARE OF TEXAS, P.A.
TRI-COUNTY PAIN MANAGEMENT, P.A.

By:	/s/ Gilbert Drozdow
Name:	Gilbert Drozdow
Title:	President and Secretary

[Signature Page to Incremental Agreement No. 1]

Guarantors/Grantors:

ALL WOMEN'S HEALTHCARE HOLDINGS, INC.
ALL WOMEN'S HEALTHCARE OF DADE, INC.
ALL WOMEN'S HEALTHCARE OF SAWGRASS, INC.
ALL WOMEN'S HEALTHCARE OF WEST BROWARD, INC.
ALL WOMEN'S HEALTHCARE SERVICES, INC.
ALL WOMEN'S HEALTHCARE, INC.
COMPREHENSIVE TELERADIOLOGY SOLUTIONS, INC.
DISCOVERY CLINICAL RESEARCH, INC.
FLORIDA UNITED RADIOLOGY, L.C.
FM HEALTHCARE SERVICES, INC.
FMO HEALTHCARE HOLDINGS, INC.
FO INVESTMENTS III, INC.
FO INVESTMENTS II, INC.
FO INVESTMENTS, INC.
GLOBAL SURGICAL PARTNERS, INC.
ICS RADIOLOGY, INC.
JUPITER IMAGING ASSOCIATES, INC.
RADIOLOGY ASSOCIATES OF HOLLYWOOD, INC.
SHERIDAN RADIOLOGY MANAGEMENT SERVICES, INC.
SHERIDAN RADIOLOGY SERVICES OF CENTRAL FLORIDA, INC.
SHERIDAN RADIOLOGY SERVICES OF KENTUCKY, INC.
SHERIDAN RADIOLOGY SERVICES OF PINELLAS, INC.
SHERIDAN RADIOLOGY SERVICES OF SOUTH FLORIDA, INC.
SHERIDAN RADIOLOGY SERVICES, INC.

By:	/s/ Gilbert Drozdow
Name:	Gilbert Drozdow
Title:	President

[Signature Page to Incremental Agreement No. 1]

Guarantors/Grantors:

ANESTHESIOLOGISTS OF GREATER ORLANDO, INC.
ANESTHESIOLOGY ASSOCIATES OF TALLAHASSEE, INC.
BETHESDA ANESTHESIA ASSOCIATES, INC.
BOCA ANESTHESIA SERVICE, INC.
COMPREHENSIVE PAIN MEDICINE, INC.
DRS. ELLIS, ROJAS, ROSS & DEBS, INC.
FLAMINGO ANESTHESIA ASSOCIATES, INC.
GREATER FLORIDA ANESTHESIOLOGISTS, LLC
GYNECOLOGIC ONCOLOGY ASSOCIATES, INC.
INTERVENTIONAL REHABILITATION OF SOUTH FLORIDA, INC.
JACKSONVILLE BEACHES ANESTHESIA ASSOCIATES, INC.
JUPITER ANESTHESIA ASSOCIATES, L.L.C.
JUPITER HEALTHCARE, LLC
NEW GENERATIONS BABEE BAG, INC.
NORTH FLORIDA PERINATAL ASSOCIATES, INC.
PARITY HEALTHCARE, INC.
SHERIDAN ANESTHESIA SERVICES OF ALABAMA, INC.
SHERIDAN ANESTHESIA SERVICES OF LOUISIANA, INC.
SHERIDAN ANESTHESIA SERVICES OF OKLAHOMA, INC.
SHERIDAN ANESTHESIA SERVICES OF VIRGINIA, INC.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES, INC.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF ARIZONA, INC.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF LOUISIANA, INC.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF NEW MEXICO, INC.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF VIRGINIA, INC.
SHERIDAN CLINICAL RESEARCH, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF MISSOURI, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF NORTH MISSOURI, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF SOUTH DADE, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF SOUTH FLORIDA, INC.
SHERIDAN HEALTHCARE, INC.
SHERIDAN HEALTHCARE OF LOUISIANA, INC.
SHERIDAN HEALTHCARE OF MISSOURI, INC.
SHERIDAN HEALTHCARE OF VERMONT, INC.
SHERIDAN HEALTHCARE OF VIRGINIA, INC.
SHERIDAN HEALTHCARE OF WEST VIRGINIA, INC.
SHERIDAN HEALTHCORP OF CALIFORNIA, INC.
SHERIDAN HEALTHY HEARING SERVICES, INC.
SHERIDAN HOLDINGS, INC.
SHERIDAN INVESTCO, LLC
SOUTHEAST PERINATAL ASSOCIATES, INC.
SUNBEAM ASSET LLC
SUNBEAM INTERMEDIATE HOLDINGS, INC.
SUNBEAM PRIMARY HOLDINGS, INC.
TENNESSEE VALLEY NEONATOLOGY, INC.
TIVA HEALTHCARE, INC.

By:	/s/ Jillian Marcus
Name:	Jillian Marcus
Title:	Vice President and Secretary

[Signature Page to Incremental Agreement No. 1]

Guarantors/Grantors:

SHERIDAN HEALTHCORP, INC.

By:	/s/ Jillian Marcus
Name:	Jillian Marcus
Title:	Senior Vice President and Secretary

[Signature Page to Incremental Agreement No. 1]

SCHEDULE A
TO INCREMENTAL AGREEMENT NO. 1

Name of Lender	Type of Commitment	Amount
KeyBank National Association	Incremental Revolving Credit Commitment Increase	$25,000,000
SunTrust Bank	Incremental Revolving Credit Commitment Increase	$21,000,000
Bank of America, N.A.	Incremental Revolving Credit Commitment Increase	$21,000,000
Wells Fargo Bank, N.A.	Incremental Revolving Credit Commitment Increase	$21,000,000
Franklin Synergy Bank	Incremental Revolving Credit Commitment Increase	$15,000,000
Citibank, N.A.	Incremental Revolving Credit Commitment Increase	$14,000,000
BMO Harris Financing, Inc.	Incremental Revolving Credit Commitment Increase	$10,500,000
Compass Bank	Incremental Revolving Credit Commitment Increase	$10,000,000
Goldman Sachs Bank USA	Incremental Revolving Credit Commitment Increase	$10,000,000
Barclays Bank PLC	Incremental Revolving Credit Commitment Increase	$10,000,000
Deutsche Bank AG New York Branch	Incremental Revolving Credit Commitment Increase	$10,000,000
Fifth Third Bank	Incremental Revolving Credit Commitment Increase	$9,000,000
MUFG Union Bank, N.A.	Incremental Revolving Credit Commitment Increase	$8,000,000
JPMorgan Chase Bank, N.A.	Incremental Revolving Credit Commitment Increase	$7,000,000
Jefferies Finance LLC	Incremental Revolving Credit Commitment Increase	$7,000,000
Avenue Bank	Incremental Revolving Credit Commitment Increase	$1,500,000
		Total: $200,000,000.00

[Schedule A to Incremental Agreement No. 1]